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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2007



                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  1-16239                  06-1481060
     (State or other       (Commission file number)      (I.R.S. employer
     jurisdiction of                                   identification no.)
     incorporation or
      organization)

     7 COMMERCE DRIVE
   DANBURY, CONNECTICUT                                       06810
  (Address of principal                                     (Zip code)
    executive offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As discussed in the attached press release issued by ATMI, Inc. (the "Company") on September 7, 2007, (a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference), the Company has realigned its organizational structure. As part of such realignment, Daniel
P. Sharkey has been named Executive Vice President, Business Development and will resign from his position as Executive Vice President, Chief Financial Officer and Treasurer effective immediately. Also effective immediately, as part of the realignment, the Board appointed Timothy C. Carlson to the position of Executive Vice President, Chief Financial Officer and Treasurer. Mr. Carlson, age 41, served most recently from March 2007 as Senior Vice President and General Manager, Packaging. Previously, he was Senior Vice President, Business Development since January, 2005. Mr. Carlson joined ATMI as Vice President and Corporate Controller in 2000. Before joining ATMI, Mr. Carlson was with Campbell Soup Company, a global manufacturer of soup, beverage, confectionery and prepared food products, most recently as Finance Director for Campbell Australia and for Pepperidge Farm.

Unrelated to the above-referenced realignment, Cynthia L. Shereda, Executive Vice President, Chief Legal Officer and Secretary of the Company, gave notice on September 4, 2007, of her intention to resign from the Company effective as of September 14, 2007 to pursue another opportunity.


ITEM 8.01   OTHER EVENTS.

The changes to the roles and responsibilities of Mr. Sharkey and Mr. Carlson discussed under Item 5.02 of this Current Report on Form 8-K relate to an organizational realignment discussed in a press release issued by the Company on September 7, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibits.

      Exhibit Number          Description
      --------------          -----------

      99.1              Press Release, dated September 7, 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      ATMI, INC.


Date: September 7, 2007               By:  /s/ Douglas A. Neugold
                                          ---------------------------------
                                          Douglas A. Neugold
                                          Title: Chief Executive Officer and
                                          President















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